Statement of Additional Information Supplement

June 14, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 14, 2019 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2019

International Equity Portfolio (the "Fund")

Effective July 1, 2019, the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" that shows the contractual rate of advisory fees and expense caps for each share class of the Fund is hereby deleted and replaced with the following:

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
International Equity	0.80% of the portion of the daily net assets not exceeding $3 billion; and 0.75% of the portion of the daily net assets exceeding $3 billion.	0.95%	1.30%	1.80%	2.05%	0.91%

Please retain this supplement for future reference.